REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Tournigan USA Inc.

We have audited the accompanying balance sheets of Tournigan USA Inc. (an exploration stage Company) as of September 30, 2008 and 2007 and the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended September 30, 2008, the period June 1, 2007 (inception) to September 30, 2007, and the period June 1, 2007 to September 30, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tournigan USA Inc. (an exploration stage Company) as of September 30, 2008 and 2007, and the results of their operations and their cash flows for the year ended September 30, 2008, the period June 1, 2007 (inception) to September 30, 2007, and the period June 1, 2007 to September 30, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no revenue producing operations, and has working capital and stockholders’ deficits as of September 30, 2008. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

July 6, 2009

Denver, Colorado

Tournigan USA Inc.

(An Exploration Stage Company)

Balance Sheets

September 30, 2008 and 2007

	2008	2007
ASSETS

Current assets:
Cash	$6,880	$11,307
Prepaid and other current assets	3,979	4,000
Restricted deposits	930,000	930,000

Total current assets	$940,859	$945,307

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$88,947	$-
Asset retirement obligation	52,000	-
Due to Tournigan Energy Ltd.	2,679,269	931,400

Total current liabilities	2,820,216	931,400

Stockholders' equity (deficit):
Common stock, $0.001 par value, 1,000 shares
authorized, 100 shares issued and outstanding	-	-
Additional paid-in capital	5,586,490	10,000
Retained earnings (deficit) during exploration stage	(7,465,847)	3,907
	(1,879,357)	13,907
	$940,859	$945,307

The accompanying notes are an integral part of these financial statements.

Tournigan USA Inc.

(An Exploration Stage Company)

Statements of Operations

Year Ended September 30, 2008, the Period June 1, 2007 (Inception) to September 30, 2007 and

June 1, 2007 (Inception) to September 30, 2008

		June 1, 2007	June 1, 2007
	Year Ended	(Inception) to	(Inception) to
	September 30,	September 30,	September 30,
	2008	2007	2008

Revenue	$-	$-	$-

Costs and expenses:
Exploration costs	7,472,254	-	7,472,254
General and administrative	27,686	93	27,779

	7,499,940	93	7,500,033

(Loss) from operations	(7,499,940)	(93)	(7,500,033)

Other income:
Interest income	30,186	4,000	34,186

	30,186	4,000	34,186

Income (loss) before income taxes	(7,469,754)	3,907	(7,465,847)

Income taxes	-	-	-

Net income (loss)	$(7,469,754)	$3,907	$(7,465,847)

The accompanying notes are an integral part of these financial statements.

Tournigan USA Inc.

(An Exploration Stage Company)

Statements of Cash Flows

Year Ended September 30, 2008, the Period June 1, 2007 (Inception) to September 30, 2007 and

June 1, 2007 (Inception) to September 30, 2008

		June 1, 2007	June 1, 2007
	Year Ended	(Inception) to	(Inception) to
	September 30,	September 30,	September 30,
	2008	2007	2008
Cash flows from operating activities:
Net income (loss)	$(7,469,754)	$3,907	$(7,465,847)

Adjustments to reconcile net income (loss) to net cash (used in) operating activities:
Non-cash exploration costs	5,576,490	-	5,576,490
(Increase) decrease in prepaid and other current assets	21	(4,000)	(3,979)
Increase in accounts payable and accrued expenses	88,947	-	88,947
Increase in asset retirement obligation	52,000	-	52,000
	5,717,458	(4,000)	5,713,458
Net cash (used in) operating activities	(1,752,296)	(93)	(1,752,389)

Cash flows from investing activities:
Restricted deposits	-	(930,000)	(930,000)

Net cash (used in) investing activities	-	(930,000)	(930,000)

Cash flows from financing activities:
Proceeds from sale of common stock	-	10,000	10,000
Advances from Tournigan Energy Ltd.	1,747,869	931,400	2,679,269

Net cash provided by financing activities	1,747,869	941,400	2,689,269

Increase (decrease) in cash and cash equivalents	(4,427)	11,307	6,880

Cash and cash equivalents, beginning of period	11,307	-	-

Cash and cash equivalents, end of period	$6,880	$11,307	$6,880

Cash paid for:
Income taxes	$-	$-	$-
Interest	$-	$-	$-

Non-cash investing and financing activities:
Capital contribution from Tournigan Energy Ltd.	$5,576,490	$-	$5,576,490

The accompanying notes are an integral part of these financial statements.

Tournigan USA Inc.

(An Exploration Stage Company)

Consolidated Statements of Stockholders' Equity (Deficit)

September 30, 2008

				Retained
				Earnings (Deficit)
	Common Stock		Additional	During the
	Shares	Amount	Paid in Capital	Exploration Stage	Total

June 1, 2007 (Inception)	-	$ -	$ -	$ -	$ -

Common stock issued for cash	100	-	10,000	-	10,000

Net income	-	-	-	3,907	3,907

Balance, September 30, 2007	100	-	10,000	3,907	13,907

Contribution to capital	-	-	5,576,490	-	5,576,490

Net (loss)	-	-	-	(7,469,754)	7,469,754)

Balance, September 30, 2008	100	$ -	$ 5,586,490	$ (7,465,847)	$ (1,879,357)

The accompanying notes are an integral part of these financial statements.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

Note 1 – Nature of Operations and Going Concern

Tournigan USA Inc. (the “Company”) is a wholly-owned subsidiary of Tournigan Energy Ltd. The Company’s principal business activity is the sourcing, exploration and development of mineral properties. The Company was incorporated on June 1, 2007 for the purpose of acquiring 100% of certain uranium properties from Sweetwater River Resources LLC, of Wyoming.

Under the terms of its acquisition of the uranium properties from Sweetwater River Resources LLC, substantial capital expenditures are required in order to achieve planned principal operations. Accordingly, the Company will be required to seek additional financing.

The ability of the Company to achieve its operating goals and thus positive cash flows from operations of acquired mineral properties is dependent upon its ability to fund the development of these properties to achieve production status. Management's plans will require additional financing, and exploration activity with respect to these mineral properties. While Fischer-Watt Gold Company, Inc. has been successful in capital raising endeavors in the past, there can be no assurance that its future efforts and anticipated operations will be successful.

Note 2 – Significant Accounting Policies

Exploration Stage Company

The Company is an exploration stage company for accounting purposes, in that the Company has not demonstrated the existence of proven or probable reserves. In accordance with accounting principles generally accepted in the United States, all expenditures for exploration and evaluation of our properties have been expensed as incurred. Furthermore, unless mineralized material is classified as proven or probable reserves, substantially all expenses related to the mineral properties have been expensed or will be when incurred. Certain expenditures, such as general purpose equipment may be capitalized, subject to our evaluation of the possible impairment of the asset. Since substantially all of our expenditures to date have been expensed, the Company’s investment in mining properties does not appear as an asset on the balance sheet.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Mineral Interests

The Company has adopted the provisions of EITF 04-2, “Whether Mineral Rights are Tangible or Intangible Assets”, and FSP FAS 141-1 and 142-1, which concluded that mineral rights are tangible assets. Accordingly, the Company capitalizes certain costs related to the acquisition of mineral rights.

Exploration and development costs are expensed as incurred unless proven and probable reserves exist and the property is a commercially mineable property.

Mine development costs incurred either to develop new ore deposits, expand the capacity of operating mines, or to develop mine areas substantially in advance of current production are also capitalized. Costs incurred to maintain current production or to maintain assets on a standby basis are charged to operations. Costs of abandoned projects are charged to operations upon abandonment. The Company evaluates, at least quarterly, the carrying value of capitalized mining costs and related property, plant and equipment costs, if any, to determine if these costs are in excess of their net realizable value and if a permanent impairment needs to be recorded.

The periodic evaluation of carrying value of capitalized costs and any related property, plant and equipment costs are based upon expected future cash flows and/or estimated salvage value in accordance with Statement of Financial Accounting Standards (SFAS) 144, "Accounting for Impairment or Disposal of Long-Lived Assets."

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

Income Taxes

The Company accounts for income taxes in accordance with the provisions of SFAS 109, “Accounting for Income Taxes.” This requires the recognition of deferred income taxes to provide for temporary differences between the financial reporting and tax basis of assets and liabilities.

At September 30, 2008 and 2007, the Company had a net operating loss carryforward of $6,093 that expires in 2027.

Financial Instruments

The Company’s financial instruments consist of cash, prepaid and other current assets, restricted deposits, accounts payable and accrued expenses and amounts due to Tournigan Energy Ltd. The carrying values of these financial instruments approximate their fair values due to their short maturities.

Concentration of Credit Risk

The Company maintains cash in accounts which may, at times, exceed federally insured limits. To date, these concentrations of credit risk have not had a significant impact on the Company’s financial position or results of operations.

Asset Retirement Obligation

The Company recognizes the fair value of the liability for an asset retirement obligation in the period in which it is incurred and records a corresponding increase in the carrying value of the related long-lived asset. Fair value is estimated using the present value of the estimated future cash outflows.

Segment Information

The Company follows SFAS 131, “Disclosures about Segments of an Enterprise and Related Information.” Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single business segment and will evaluate additional segment disclosure requirements as it expands its operations.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

Recent Pronouncements

In December 2007, the FSAB issued SFAS No. 160 "Non-controlling Interests in Consolidated Financial Statements – an amendment of ARB No. 51."  SFAS 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance became effective on January 1, 2009. Management is currently evaluating the impact of adopting this statement.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (SFAS 141R). The statement provides guidance for how the acquirer recognizes and measures the identifiable assets acquired, liabilities assumed and any non-controlling interest in the acquiree. SFAS 141R provides for how the acquirer recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase. The statement determines what information to disclose to enable users to be able to evaluate the nature and financial effects of the business combination. The provisions of SFAS 141R are effective as of January 1, 2009 and do not allow early adoption. Management is currently evaluating the impact of adopting this statement.

In February 2008, FASB Staff Position (FSP) No. 157-2, “Effective Date of FASB Statement No. 157” was issued. FSP No. 157-2 defers the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years, for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Examples of items within the scope of FSP No. 157-2 are non-financial assets and non financial liabilities initially measured at fair value in a business combination (but not measured at fair value in subsequent periods), and long-lived assets, such as property, plant and equipment and intangible assets measured at fair value for an impairment assessment under SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Management is currently evaluating the impact of adopting this statement.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an Amendment of FASB Statement No. 133,” which becomes effective for periods beginning after November 15, 2008. This standard changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. Management is currently evaluating the impact of adopting this statement.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

In April 2008, the FASB issued FASB Staff Position (FSP) No. 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets.” The intent of the FSP is to improve the consistency between the useful life of a recognized intangible asset under Statement 142 and the  period of expected cash flows used to measure the fair value of the asset under FASB Statement No. 141 (Revised 2007), “Business Combinations,” and other U.S. generally accepted accounting principles (GAAP). This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  Early adoption is prohibited. The Company does not expect the adoption of FAS 142-3 to have a material effect on its results of operations and financial condition.

In May 2008, the FASB issued FASB Staff Position (FSP) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement).” FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt)and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The Company does not expect the adoption of FSP APB 14-1 to have a material effect on its results of operations and financial condition.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles,”  which identifies the sources of accounting and the framework for selecting the principles to be used in the preparation of financial statements that are presented in conformity with US GAAP. SFAS 162 will be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles”.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

Note 3 – Exploration Properties

The Company owns a portfolio of mineral claims and leases covering in excess of 55,000 acres in Wyoming, South Dakota and Arizona. The properties contain uranium-bearing geology and said claims are in good standing with federal mineral maintenance fees current and a valid reclamation bond is in place. Exploration and development costs are expensed as incurred unless proven and probable reserves exist and the property is a commercially mineable property. Costs incurred to maintain assets on a standby basis are charged to operations. During the year ended September 30, 2008, the Company incurred $$7,472,454 in exploration costs.

Note 4 – Asset Retirement Obligations and Restricted Deposits

Asset retirement obligations relate to legal obligations for site restoration and clean-up costs for exploration drilling activities in Arizona and Wyoming. The Company estimated that the cost of restoration of the various mineral claims would be $52,000. A cash deposit of $930,000 has been posted in support of a reclamation bond to cover any reclamation costs on the mineral properties. Once asset retirement obligations have been fulfilled, the remaining portion of the bond will be returned to Tournigan Energy Ltd.

Note 5 – Due to Tournigan Energy Ltd.

Advances in the amount of $5,576,490 by its parent company were made on February 28, 2008 in regard to the acquisition of the mineral claims described above. As a result of the impairment charge taken by the Company, these advances have been converted to additional paid in capital. Subsequent to the year end, amounts due to Tournigan Energy Ltd of $2,679,269 were contributed to additional paid in capital.

Note 6 – Stockholders’ Equity (Deficit)

As of September 30, 2008 and 2007, the Company was authorized to issue 1,000 shares of common stock. All issued shares of the Company are owned by its parent company, Tournigan Energy Ltd.

On February 29, 2008, the Company and Tournigan Energy Ltd entered into an Option Transfer Agreement whereby Tournigan Energy Ltd assigned its rights under an agreement with Sweetwater River Resources LLC. These rights were valued at $5,576,490 and were treated as additional paid in capital.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 and 2007

Note 7 – Subsequent Events

On October 2, 2008, the Company entered into a binding letter agreement with Fischer-Watt Gold Company Inc. (“Fischer-Watt”) to sell its wholly-owned United States subsidiary, Tournigan USA Inc.

Under the terms of the agreement, Fischer-Watt will acquire the Company for an earn-in structure and certain deferred cash payments. Fischer-Watt will grant to Tournigan Energy a 30% carried interest on each of the existing properties up to the completion of a feasibility study for any project encompassing any of these properties. At that point Tournigan Energy can elect to convert its interest into a 30% contributing working interest or allow its interest to dilute down to a 5% net profits interest.

Peter Bojtos, President, CEO and Chairman of the Board of Fischer-Watt has disclosed his interest in this transaction as he is also a director of Tournigan Energy. This transaction completed February 27, 2009.

On November 27, 2008, the Company increased the number of authorized shares to 100,000,000.

On February 23, 2009, $2,777,292 due to Tournigan Energy Ltd was contributed to capital.

Tournigan USA Inc.

(An Exploration Stage Company)

Balance Sheets

	December 31,
	2008	September 30,
	(unaudited)	2008
ASSETS
Current assets:
Cash	$11,371	$6,880
Prepaid and other current assets	4,465	3,979
Restricted deposits	930,000	930,000

Total current assets	$945,836	$940,859

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$83,403	$88,947
Asset retirement obligation	52,000	52,000
Due to Tournigan Energy Ltd.	2,693,882	2,679,269

Total current liabilities	2,829,285	2,820,216

Stockholders' (deficit):
Common Stock, $0.001 par value, 100,000,000
shares authorized
100 shares issued and outstanding	-	-
Additional paid-in capital	5,586,490	5,586,490
Accumulated (deficit) during exploration stage	(7,469,939)	(7,465,847)

	(1,883,449)	(1,879,357)

	$945,836	$940,859

The accompanying notes are an integral part of these financial statements.

Tournigan USA Inc.

(An Exploration Stage Company)

Statements of Operations

Three Months Ended December 31, 2008 and 2007 and the Period

June 1, 2007 (Inception) to December 31, 2008

(Unaudited)

			June 1, 2007
			(Inception)
	2008	2007	to December 31, 2008

Revenue	$-	$-	$-

Costs and expenses:
Exploration costs	2,761	-	7,475,015
General and administrative	6,504	16,476	34,283

	9,265	16,476	7,509,298

(Loss) from operations	(9,265)	(16,476)	(7,509,298)

Other income:
Interest income	5,173	8,860	39,359

(Loss) before income taxes	(4,092)	(7,616)	(7,469,939)

Income taxes	-	-	-

Net (loss)	$(4,092)	$(7,616)	$(7,469,939)

The accompanying notes are an integral part of these financial statements.

Tournigan USA, Inc.

(An Exploration Stage Company)

Statements of Cash Flows

Three Months Ended December 31, 2008 and 2007, and the Period

June 1, 2007 (Inception) to December 31, 2008

(Unaudited)

			June 1, 2007
			(Inception)
	2008	2007	to December 31, 2008
Cash flows from operating activities:
Net (loss)	$(4,092)	$(7,616)	$(7,469,939)

Adjustments to reconcile net (loss)
to net cash (used in) operating activities:
Non-cash exploration costs	-	-	5,576,490
(Increase) decrease in prepaid and other current assets	(486)	(3,053)	(4,465)
Increase (decrease) in accounts payable and accrued expenses	(5,544)	-	83,403
Increase in asset retirement obligation	-	-	52,000

	(6,030)	(3,053)	5,707,428

Net cash (used in) operating activities	(10,122)	(10,669)	(1,762,511)

Cash flows from investing activities:
Restricted deposits	-	-	(930,000)

Net cash (used in) investing activities	-	-	(930,000)

Cash flows from financing activities:
Proceeds from sale of common stock	-	-	10,000
Proceeds from advances from parent company	14,613	16,476	2,693,882

Net cash provided by financing activities	14,613	16,476	2,703,882

Increase in cash and cash equivalents	4,491	5,807	11,371

Cash and cash equivalents, beginning of period	6,880	11,307	-

Cash and cash equivalents, end of period	$11,371	$17,114	$11,371

Cash paid for:
Income taxes	$-	$-	$-
Interest	$-	$-	$-

Non-cash investing and financing activities:
Capital contribution from Tournigan Energy Ltd.	$-	$-	$5,576,490

The accompanying notes are an integral part of these financial statements.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

(UNAUDITED)

(1)

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”) pursuant to Item 210 of Regulation S-X. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year.  For further information, refer to the annual financial statements and notes thereto included in the parent company, Tournigan Energy Ltd, a Company listed on the TSX Venture Exchange in Canada and the Frankfurt Stock Exchange in Germany. The year end of the parent company is September 30.

The accompanying financial statements include the accounts of the Company for the three months ended December 31, 2008 and December 31, 2007.

(2)

Mineral Properties

On February 27, 2009, the Company, which was a wholly owned subsidiary of Tournigan Energy Ltd., was acquired by Fischer-Watt Gold Company Inc. (“Fischer-Watt”). The Company’s primary asset is its portfolio of mineral claims and leases covering in excess of 55,000 acres in Wyoming, South Dakota and Arizona that cover some of the most prospective uranium-bearing geology in the United States. Under terms of the agreement, Tournigan Energy Ltd. retains a 30% carried interest in respect of each property in Tournigan USA Inc. up to the completion of a feasibility study for any project encompassing any such property. Upon completion of a feasibility study, the 30% carried interest will convert into a 30% working interest in the Project or Tournigan Energy Ltd. will have the option to dilute down to a 5% net profits interest.

(3)

Asset Retirement Obligations and Restricted Deposits

Asset retirement obligations relate to legal obligations for site restoration and clean-up costs for exploration drilling activities in Arizona and Wyoming.  Settlement of these obligations is expected to occur in 2009.

Tournigan USA Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

(UNAUDITED)

The Company has posted $930,000 of restricted reclamation deposits with US government agencies that are legally restricted for the purpose of settling these obligations.

(4)

Going Concern Consideration

The Company has incurred an accumulated deficit since inception of $7,469,939 and had a stockholders’ deficit of $1,883,449 at December 31, 2008 and no revenue producing operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The ability of the Company to achieve its operating goals and thus positive cash flows from operations is dependent upon the future market price of metals, future capital raising efforts, and the ability to achieve future operating efficiencies anticipated with increased production levels. Management's plans will require additional financing, reduced exploration activity or disposition of or joint ventures with respect to mineral properties. There can be no assurance that its future efforts and anticipated operating improvements will be successful.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

(5)

Stockholders’ (Deficit)

As of September 30, 2008, the Company was authorized to issue 1,000 shares of common stock. On November 27, 2008, the Company increased the number of authorized shares to 100,000,000. All issued shares of the Company are owned by its parent company, Tournigan Energy Ltd.

On February 29, 2008, the Company and Tournigan Energy Ltd entered into an Option Transfer Agreement whereby Tournigan Energy Ltd assigned its rights under an agreement with Sweetwater River Resources LLC. These rights were valued at $5,576,490 and were treated as additional paid in capital.

Tournigan USA, Inc.

(An Exploration Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

(UNAUDITED)

(6)

Subsequent Events

On February 23, 2009, $2,777,292 due to Tournigan Energy Ltd was contributed to capital.  On February 27, 2009, 100% of the Common shares of the Company were acquired by Fischer-Watt Gold Company Inc. (“Fischer-Watt”) from Tournigan Energy Ltd. The prime asset in the Company being acquired by Fischer-Watt is its portfolio of mineral claims and leases covering in excess of 55,000 acres in Wyoming, South Dakota and Arizona that cover some of the most prospective uranium-bearing geology in the United States.

Under the terms of the agreement, Fischer-Watt issued to Tournigan Energy Ltd an interest-free promissory note, due August 31, 2009, for approximately $309,500, which was the amount paid by Tournigan Energy for the current year’s federal mineral claim maintenance fees. Prior to August 31, 2009, Fischer-Watt will also secure the release of, or reimburse Tournigan Energy for the existing reclamation bonds on the properties in the amount of $930,000 less any applicable reclamation costs. Fischer-Watt Company will grant Tournigan Energy a 30% carried interest on each of the existing properties up to the completion of a feasibility study for any project encompassing any of these properties. At that point Tournigan Energy can elect to convert its interest into a 30% contributing working interest or allow its interest to dilute to a 5% net profits interest.

Peter Bojtos, President, CEO and Chairman of the Board of Fischer-Watt has declared his interest in this transaction since he is also a director of Tournigan Energy Ltd. He has abstained from voting on all matters in connection with this transaction.

Fischer-Watt Gold Company, Inc.

(An Exploration Stage Company)

Pro-Forma Consolidated Balance Sheets

(Unaudited)

	Fischer-Watt	Tournigan USA Inc.
	Gold Company	December 31, 2008
	January 31, 2009	(Unaudited)	Adjustments	Consolidated	Notes
ASSETS

Current assets:
Cash	$8,596	$11,371	$-	$19,967
Prepaid and other current assets	4,500	4,465	-	8,965
Restricted deposits	-	930,000	-	930,000
Prepaid expenses	-	-	309,500	309,500	c

Total current assets	$13,096	$945,836	$309,500	$1,268,432

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current liabilities:
Accounts payable and accrued expenses	$116,310	$83,403	$(83,394)	$116,319	b
Note payable - shareholders	110,000	-	-	110,000
Accounts payable and accrued expenses - shareholders	609,937	-	-	609,937
Asset retirement obligation	-	52,000	-	52,000
Due to Tournigan Energy Ltd.	-	2,693,882	(1,490,555)	1,203,327	b, c

Total current liabilities	836,247	2,829,285	(1,573,949)	2,091,583

Stockholders' (deficit):
Preferred stock	-	-	-	-
Common stock	72,866	-	-	72,866
Additional paid-in capital	16,639,341	5,586,490	(5,586,490)	16,639,341	a, b, c
Common stock subscriptions	12,750	-	-	12,750
Accumulated (deficit) prior to exploration stage	(15,353,115)	-	-	(15,353,115)
Accumulated (deficit) during the exploration stage	(2,194,993)	(7,469,939)	7,469,939	(2,194,993)	a
	(823,151)	(1,883,449)	1,883,449	(823,151)
	$13,096	$945,836	$309,500	$1,268,432

See the accompanying notes to the pro-forma consolidated financial statements.

Fischer-Watt Gold Company, Inc.

Pro-Forma Consolidated Statements of Operations

(Unaudited)

	Fischer-Watt	Tournigan USA Inc.
	Gold Company	December 31, 2008
	January 31, 2009	(Unaudited)	Adjustments	Consolidated

Revenue	$-	$-	$-	$-

Costs and expenses:
Exploration	65,693	7,475,015	-	7,540,708
General and administrative	248,163	17,714	-	265,877

	313,856	7,492,729	-	7,806,585

(Loss) from operations	(313,856)	(7,492,729)	-	(7,806,585)

Other income (expense)
Interest expense	(3,111)	-	-	(3,111)
Interest income	1,388	26,499	-	27,887

	(1,723)	26,499	-	24,776

(Loss) before income taxes	(315,579)	(7,466,230)	-	(7,781,809)

Income taxes	-	-	-	-

Net (loss)	$(315,579)	$(7,466,230)	$-	$(7,781,809)

See the accompanying notes to the pro-forma consolidated financial statements.

FISCHER-WATT GOLD COMPANY, INC.

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2009

(UNAUDITED)

(1)

Basis of Pro-Forma Presentation

On October 2, 2008, the Company entered into a Binding Letter Agreement with Tournigan Energy Ltd. (“Tournigan Energy”), a Canadian public corporation, to acquire its wholly-owned US subsidiary, Tournigan USA Inc. (“Tournigan USA”). The prime asset in Tournigan USA is its portfolio of uranium–bearing mineral claims and leases on over 55,000 acres in Wyoming, South Dakota and Arizona.  Tournigan USA was incorporated under the laws of the State of Wyoming on June 1, 2007.

This transaction closed on February 27, 2009 when the Company issued to Tournigan Energy an interest-free promissory note, due August 31, 2009, for $325,327, which was the amount paid by Tournigan Energy for the current year’s federal mineral claim maintenance fees along with some working capital adjustments at closing. In addition to this, the Company will also secure the release of and reimburse Tournigan Energy for the existing reclamation bonds on the properties in the amount of $930,000 less any applicable reclamation costs. The Reclamation payable to Tournigan Energy is expected to net out at approximately $878,000, after all applicable costs. The Company will grant Tournigan Energy a 30% carried interest on each of the existing properties up to the completion of a feasibility study for any project encompassing any of these properties. At that point Tournigan Energy can elect to convert its interest into a 30% contributing working interest or allow its interest to dilute to a 5% net profits interest.

The pro-forma consolidated financial statements are presented as of January 31, 2009, the Company’s fiscal year end, and include the results of Tournigan USA as of and for the twelve months ended December 31, 2008.

(2)

Pro-Forma Adjustments

Adjustments included in the pro-forma consolidated financial statements are as follows:

a.

To eliminate the historical accumulated deficit account of Tournigan USA

b.

To record a contribution of capital in the amount of $2,777,292 for amounts due to Tournigan Energy from Tournigan USA

c.

To record the amounts payable to Tournigan Energy from Fischer–Watt Gold Company, Inc.